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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):     June 15, 1998
                                                               -------------

                        BANC ONE CREDIT CARD MASTER TRUST
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                    (Issuer with respect to the Certificates)


                                 BANK ONE, N.A.
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             (Exact name of registrant as specified in its charter)


                                  United States
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                (State or other jurisidiction of incorporation)


              0-25636                               31-4148768
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     (Commission File Number)         (IRS Employer Identification Number)


c/o Bank One, N.A. as Administrator, Attn: Gary Unser,
800 Brooksedge Blvd., Westerville, OH                                19801
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(Address of principal executive offices)                          (Zip Code)


                                 (614) 248-3465
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               Registrant's telephone number, including area code


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Item 5.     Other Events

            On June 15, 1998, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

                 7.80% Class A Asset Backed Certificates, Series 1994-C
                 8.00% Class B Asset Backed Certificates, Series 1994-C
                 6.15% Class A Asset Backed Certificates, Series 1995-A
                 6.30% Class B Asset Backed Certificates, Series 1995-A
                 6.30% Class A Asset Backed Certificates, Series 1995-B
                 6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A Asset Backed Certificates, Series 1997-1
                 Asset Backed Certificates, Series 1997-2

Item 7.     Exhibits

            See page 4 for Exhibit Index.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BANC ONE CREDIT CARD MASTER TRUST



Date:    June 8, 1998                    By:  /s/ Tracie Klein
         ------------                         ------------------------------
                                         Name:  Tracie Klein
                                         Title: Vice President

                                         BANK ONE, N.A.


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EXHIBIT INDEX

Exhibit      Description                                                                    Page
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
99.1         The Monthly Statements and other information reflecting the Trust's
             Activities for the Monthly Period ending May 31, 1998..........................5-18

99.2         Monthly Servicer's Certificates...............................................19-24